Exhibit 33.12

ASSESSMENT OF COMPLIANCE WITH THE APPLICABLE SERVICING CRITERIA

The management (“Management”) of the Corporate Trust Services division of Wells Fargo Bank, National Association (the “Company”) is responsible for assessing the Company’s compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regards to the servicing platform for the period as follows:

Period: As of and for the twelve months ended December 31, 2016 (the “Period”).

Platform: The platform consists of commercial mortgage-backed securities (“CMBS”) transactions backed by pools of commercial mortgage loans and/or backed by CMBS for which the Company provides trustee, securities administration and/or paying agent services and where some or all of the offered securities for such CMBS transactions were either (a) publicly issued pursuant to a registration statement delivered under the Securities Act of 1933, as amended, or (b) privately issued pursuant to an exemption from registration where the Company has an obligation under the transaction agreements to deliver an assessment of compliance with the applicable servicing criteria under Item 1122(d) of Regulation AB; provided however that, the platform excludes any transactions (i) where the offered securities were issued, sponsored or guaranteed by any agency or instrumentality of the U.S. government or any government-sponsored entity, and (ii) where the offered securities were issued pursuant to a transaction that closed prior to January 1, 2006 and for which the Company outsources all material servicing activities (as defined by Regulation AB) (the “CMBS Platform”). Appendix A identifies the individual transactions defined by Management as constituting the CMBS Platform for the Period.

Applicable Servicing Criteria: All servicing criteria set forth in Item 1122(d) applicable to the Company’s obligations in the related transaction agreements with respect to the CMBS Platform for the Period, except for the following servicing criteria: 1122(d)(4)(ii), 1122(d)(4)(iv), 1122(d)(4)(v), 1122(d)(4)(vi), 1122(d)(4)(vii), 1122(d)(4)(viii), 1122(d)(4)(ix), 1122(d)(4)(x), 1122(d)(4)(xi), 1122(d)(4)(xii), 1122(d)(4)(xiii) and 1122(d)(4)(xiv), which Management has determined are not applicable to the Company’s obligations in the related transaction agreements with respect to the CMBS Platform for the Period; provided however that, with respect to the CMBS Platform (a) servicing criterion 1122(d)(1)(v) is applicable only to the Company’s obligations related to the aggregation of information received and the conveyance of such information, in each case, as required by the transaction agreements and (b) servicing criterion 1122(d)(4)(iii) is applicable only to the Company’s obligations related to the process of making or effecting an addition, removal or substitution to the asset pool in accordance with the transaction agreements (the “Applicable Servicing Criteria”).

Third parties classified as vendors: With respect to servicing criterion 1122(d)(4)(i), the Company has engaged a vendor to handle certain Uniform Commercial Code filing obligations required by the servicing criterion. Management has determined that this vendor is not considered a “servicer” as defined in Item 1101(j) of Regulation AB, and Management elects to take responsibility for assessing compliance with the portion of the servicing criterion applicable to this vendor as permitted by the SEC’s Compliance and Disclosure Interpretation, Section 200.06, Vendors Engaged by Servicers (“C&DI, 200.06”). The Company has policies and procedures in place designed to provide reasonable assurance that the vendor’s activities comply in all material respects with the servicing criterion applicable to the vendor. Management is solely responsible for determining that the Company meets the SEC requirements to apply C&DI, 200.06 for the vendor and related criterion.

With respect to the CMBS Platform and the Period, Management provides the following assessment of the Company’s compliance with respect to the Applicable Servicing Criteria:

1. Management is responsible for assessing the Company’s compliance with the Applicable Servicing Criteria.

2. Management has assessed the Company’s compliance with the Applicable Servicing Criteria, including the servicing criterion for which compliance is determined based on C&DI, 200.06, as described above. In performing this assessment, Management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

3. With respect to applicable servicing criteria 1122(d)(2)(iii) and 1122(d)(4)(iii), Management has determined that there were no activities performed during the Period with respect to the CMBS Platform, because there were no occurrences of events that would require the Company to perform such activities.

4. Based on such assessment for the Period, the Company has complied in all material respects with the Applicable Servicing Criteria.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to Management’s assessment of the Company’s compliance with the Applicable Servicing Criteria for the Period.

WELLS FARGO BANK, National Association

By:	/s/ David J. Ward
David J. Ward

Title:	Senior Vice President

Dated:	February 17, 2017

2

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
BAC 2001-1	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-1

BAC 2001-3	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-3

BAC 2003-2	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-2

BAC 2004-1	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-1

BAC 2004-3	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-3

BAC 2004-5	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-5

BAC 2005-1	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-1

BAC 2005-4	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4

BAC 2006-3	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-3

BAC 2006-4	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-4

BAC 2006-6	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-6

BAC 2007-2	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-2

BAC 2007-3	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-3

BAC 2007-4	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-4

BAC 2007-5	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-5

BACM 2008-1	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2008-1

BACM 2008-LS1	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2008-LS1

BACM2016-UBS10	Bank of America Merrill Lynch Commercial Mortgage Trust 2016-UBS10, Commercial Mortgage Pass-Through Certificates, Series 2016-UBS10

BAMLL2016-ISQR	Banc of America Merrill Lynch Large Loan Inc. Commercial Mortgage Pass-Through Certificates, Series 2016-ISQR

BANC OF AMER 2006-1	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-1

BBCMS2016-ETC	BBCMS 2016-ETC Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-ETC

BEAR 2000-WF2	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-WF2

BEAR 2001-TOP2	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-TOP2

BEAR 2001-TOP4	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-TOP4

BEAR 2002-PBW1	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-PBW1

BEAR 2002-TOP6	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-TOP6

BEAR 2002-TOP8	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-TOP8

BEAR 2003-PWR2	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-PWR2

BEAR 2003-TOP10	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-TOP10

BEAR 2003-TOP12	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-TOP12

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
BEAR 2004-PWR3	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-PWR3

BEAR 2004-PWR4	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-PWR4

BEAR 2004-PWR5	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-PWR5

BEAR 2004-PWR6	Bear Stearns Commercial Mortgage Securities II Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-PWR6

BEAR 2004-TOP14	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP14

BEAR 2004-TOP16	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP16

BEAR 2005-AFR1	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-AFR1

BEAR 2005-PWR10	Bear Stearns Commercial Mortgage Securities II Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-PWR10

BEAR 2005-PWR7	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-PWR7

BEAR 2005-PWR8	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-PWR8

BEAR 2005-PWR9	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-PWR9

BEAR 2005-TOP18	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-TOP18

BEAR 2005-TOP20	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-TOP20

BEAR 2006-PWR11	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-PWR11

BEAR 2006-PWR12	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-PWR12

BEAR 2006-PWR13	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-PWR13

BEAR 2006-PWR14	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-PWR14

BEAR 2006-TOP22	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-TOP22

BEAR 2006-TOP24	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-TOP24

BEAR 2007-PWR15	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR15

BEAR 2007-PWR16	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR16

BEAR 2007-PWR17	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR17

BEAR 2007-PWR18	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR18

BEAR 2007-TOP26	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-TOP26

BEAR 2007-TOP28	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-TOP28

BSC 1999-WF2	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-WF2

CCMT 2004-C2	Citigroup Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-C2

CCMT 2008-C7	Citigroup Commercial Mortgage Trust 2008-C7 Commercial Mortgage Pass-Through Certificates, Series 2008-C7

CD 2006-CD2	CD 2006-CD2 Commercial Mortgage Pass-Through Certificates

CD2016-CD1	CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CD1

CD2016-CD2	CD 2016-CD2 Mortgage Trust CD 2016-CD2 Mortgage Trust Commercial Series 2016-CD2

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
CFCRE 2016-C3	CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3

CFCRE2016-C6	CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C6

CFCRE2016-C7	CFCRE 2016-C7 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C7

CGCMT2016-GC36	Citigroup Commercial Mortgage Securities Inc., Commercial Mortgage Pass- Through Certificates, Series 2016-GC36

COBALT 2006-C1	COBALT CMBS Commercial Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1

COBALT 2007-C2	COBALT CMBS Commercial Mortgage Trust 2007-C2, Commercial Mortgage Pass-Through Certificates, Series 2007-C2

COBALT 2007-C3	COBALT CMBS Commercial Mortgage Trust 2007-C3, Commercial Mortgage Pass-Through Certificates, Series 2007-C3

COM 1998-C02	Commercial Mortgage Acceptance Corp. Commercial Mortgage Pass-Through Certificates, Series 1998-C2

COMM12-CCRE1	COMM 2012-CCRE1 Commercial Mortgage Pass-Through Certificates

COMM12-CCRE2	COMM 2012-CCRE2 Commercial Mortgage Pass-Through Certificates

COMM12-CCRE4	COMM 2012-CCRE4 Commercial Mortgage Pass-Through Certificates

COMM12-CCRE5	COMM 2012-CCRE5 Commercial Mortgage Pass-Through Certificates

COMM13-CCRE7	COMM 2013-CCRE7 Commercial Mortgage Pass-Through Certificates

COMM13-LC6	COMM 2013-LC6 Commercial Mortgage Pass-Through Certificates

COMM15-CCRE23	COMM 2015-CCRE23 Commercial Mortgage Pass-Through Certificates

COMM 2000-1	COMM 2000-C1 Commercial Mortgage Pass-Through Certificates

COMM 2003-LNB1	COMM 2003-LNB1 Commercial Mortgage Pass-Through Certificates

COMM 2004-LNB2	COMM 2004-LNB2 Commercial Mortgage Pass-Through Certificates

COMM 2004-LNB4	COMM 2004-LNB4 Commercial Mortgage Pass-Through Certificates

COMM 2005-C6	COMM 2005-C6 Commercial Mortgage Pass-Through Certificates

COMM 2005-LP5	COMM 2005-LP5 Commercial Mortgage Pass-Through Certificates

COMM 2006-C7	COMM 2006-C7 Commercial Mortgage Pass-Through Certificates

COMM 2006 -C8	COMM 2006-C8 Commercial Mortgage Pass-Through Certificates

COMM 2007-C9	COMM 2007-C9 Commercial Mortgage Pass-Through Certificates

COMM2013-CCRE10	COMM 2013-CCRE10 Commercial Mortgage Pass-Through Certificates

COMM2013-CCRE12	COMM 2013-CCRE12 Commercial Mortgage Pass-Through Certificates

COMM2014-CCRE15	COMM 2014-CCRE15 Commercial Mortgage Pass-Through Certificates

COMM2014-CCRE16	COMM 2014-CCRE16 Commercial Mortgage Pass-Through Certificates

COMM2014-CCRE18	COMM 2014-CCRE18 Commercial Mortgage Pass-Through Certificates

COMM2014-CCRE19	COMM 2014-CCRE19 Commercial Mortgage Pass-Through Certificates

COMM2014-CCRE20	COMM 2014-CCRE20 Commercial Mortgage Pass-Through Certificates

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
COMM2014-CCRE21	COMM 2014-CCRE21 Commercial Mortgage Pass-Through Certificates

COMM2014-LC15	COMM 2014-LC15 Commercial Mortgage Pass-Through Certificates

COMM2014-LC17	COMM 2014-LC17 Commercial Mortgage Pass-Through Certificates

COMM2014-UBS3	COMM 2014-UBS3 Commercial Mortgage Pass-Through Certificates

COMM2014-UBS5	COMM2014-UBS5 Commercial Mortgage Pass-Through Certificates

COMM2014-UBS6	COMM 2014-UBS6 Commercial Mortgage Pass-Through Certificates

COMM2015-CCRE24	COMM 2015-CCRE24 Commercial Mortgage Pass-Through Certificates

COMM2015-CCRE26	COMM 2015-CCRE26 Commercial Mortgage Pass-Through Certificates

COMM2015-CCRE27	COMM 2015-CCRE27 Commercial Mortgage Pass-Through Certificates

COMM2015-DC1	COMM 2015-DC1 Commercial Mortgage Pass-Through Certificates

COMM2015-LC19	COMM 2015-LC19 Commercial Mortgage Pass-Through Certificates

COMM2015-LC23	COMM 2015-LC23 Commercial Mortgage Pass-Through Certificates

COMM2015-PC1	COMM 2015-PC1 Commercial Mortgage Pass-Through Certificates

COMM2016-10HY	Hudson Yards 2016-10HY Mortgage Trust Commercial Mortgage Pass-Through Certificates

COMM2016-667M	COMM 2016-667M Mortgage Trust Commercial Mortgage Pass-Through Certificates

COMM2016-CCRE28	COMM 2016-CCRE28 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CCRE28

COMM2016-COR1	COMM 2016-COR1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-COR1

COMM2016-GCT	COMM 2016-GCT Mortgage Trust Commercial Mortgage Pass-Through Certificates

CSAIL2015-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C1

CSAIL2015-C2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C2

CSAIL2015-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C3

CSAIL2015-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C4

CSAIL2016-C5	CSAIL 2016-C5 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C5

CSAIL2016-C6	CSAIL 2016-C6 Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C6

CSAIL2016-C7	CSAIL 2016-C7 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C7

CSF 1999-C01	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1999-C1

CSFB 2001-CF2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CF2

CSFB 2001-CKN5	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CKN5

CSFB 2001-CP4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CP4

CSFB 2002-CKP1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKP1

CSFB 2002-CKS4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKS4

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
CSFB 2003-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C3

CSFB-2003-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C4

CSFB 2003-C5	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C5

CSFB 2003-CPN1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-CPN1

CSFB 2004-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C1

CSFB 2004-C2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C2

CSFB 2004-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C3

CSFB 2004-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C4

CSFB 2004-C5	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C5

CSFB 2005-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C1

CSFB 2005-C2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C2

CSFB 2005-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C3

CSFB 2005-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C4

CSFB 2005-C5	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C5

CSFB 2005-C6	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C6

CSFB 2006-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C1

CSFB 2006-C2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C2

CSFB 2006-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C3

CSFB 2006-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C4

CSFB 2006-C5	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C5

CSFB 2007-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C1

CSFB 2007-C2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2

CSFB 2007-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C3

CSFB 2007-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C4

CSFB 2007-C5	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C5

CSFB 2008-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2008-C1

CSMC2015-GLPA	CSMC 2015-GLPA Commercial Mortgage Pass-Through Certificates, Series 2015-GLPA

CSMC2015-GLPB	CSMC 2015-GLPB Commercial Mortgage Pass-Through Certificates, Series 2015-GLPB

CSMC2016-NXSR	CSMC 2016-NXSR Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-NXSR

DBJPM2016-C1	DBJPM 2016-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C1

DBJPM2016-C3	DBJPM 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
DBUBS 11-LC3	DBUBS 2011-LC3 Commercial Mortgage Pass-Through Certificates

DLJ 1998-CF1	DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-CF1

DLJ 1998-CF2	DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-CF2

DLJ 1998-CG1	DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-CG1

DLJ 1999-CG1	DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 1999-CG1

DLJ 1999-CG2	DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 1999-CG2

DLJ 1999-CG3	DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 1999-CG3

DLJ 2000-CKP1	DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 2000-CKP1

FDIC 2012-C1	FDIC Commercial Mortgage Pass-Through Certificates Series 2012-C1

FIRST UNION 2000-C2	First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C2

FIRST UNION 2001-C1	First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C1

FIRST UNION 2001-C2	First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2

FIRST UNION 2001-C4	First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates , Series 2001-C4

FLB 1998-C02	First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-C2

FUCM 2000-C1	First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1

FUN 1999-C01	First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, FUNB Series 1999-C1

FUN 1999-C02	First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-C2

FUN 1999-C04	First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-C4

GE 2002-1	GE Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-1

GE 2005-C2	GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-C2

GE 2005-C4	GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-C4

GE CAP 2002-3	GE Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-3

GE CAP 2003-C1	GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2003-C1

GE CAP 2004-C1	GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2004-C1

GE CAP 2004-C3	GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2004-C3

GECMC 2007-C1	GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1

GMAC 2002-C3 A	GMAC Commercial Mortgage Securities Inc., Mortgage Pass-Through Certificates, Series 2002-C3

GMAC 2004-C1	GMAC Commercial Mortgage Securities Inc., Mortgage Pass-Through Certificates, Series 2004-C1

GMAC 2004-C3	GMAC Commercial Mortgage Securities Inc., Mortgage Pass-Through Certificates, Series 2004-C3

GMAC 2006-C1	GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-C1

GMC 1999-C01	GMAC Commercial Mortgage Securities Inc., Mortgage Pass-Through Certificates, Series 1999-C1

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
GMC 1999-C03	GMAC Commercial Mortgage Securities Inc., Mortgage Pass-Through Certificates, Series 1999-C3

GS 2003-C1	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2003-C1

GS 2005-GG4	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2005-GG4

GS 2006-GG6	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG6

GS 2006-GG8	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG8

GS 2007-GG10	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10

GSM2015-GC28	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GC28

GSM2015-GS1	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GS1

GSMS2013-CJ14	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ14

GSMS 2013-GCJ12	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ12

GSMS2014-GC18	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC18

GSMS2014-GC20	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC20

GSMS2014-GC22	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC22

GSMS2014-GC24	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC24

GSMS2015-590M	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-590M

GSMS2015-GC32	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GC32

GSMS2016-GS2	GS Mortgage Securities Trust 2016-GS2 Commercial Mortgage Pass-Through Certificates, Series 2016-GS2

GSMS2016-GS3	GS Mortgage Securities Trust 2016-GS3 Commercial Mortgage Pass-Through Certificates, Series 2016-GS3

GSMS2016-GS4	GS Mortgage Securities Trust 2016-GS4 Commercial Mortgage Pass Through Certificates, Series 2016-GS4

GSMS2016-VERITAS	GS Mortgage Securities Corporation Trust 2016-RENT Commercial Mortgage Pass-Through Certificates, Series 2016-RENT

GSMSC 12-GC6	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2012-GC6

GSMSC 12GCJ7	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2012-GCJ7

GSMSC 2013-GC10	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GC10

JPM 2000-C9	J.P. Morgan Commercial Mortgage Finance Corp., Mortgage Pass-Through Certificates, Series 2000-C9

JPM 2002-C3	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-C3

JPM 2002-CIBC4	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CIBC4

JPM 2002-CIBC5	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CIBC5

JPM 2013-C12	JPMBB Commercial Mortgage Securities Trust 2013-C12, Commercial Mortgage Pass-Through Certificates, Series 2013-C12

JPM2013-C13	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C13, Commercial Mortgage Pass-Through Certificates, Series 2013-C13

JPM2013-C14	JPMBB Commercial Mortgage Securities Trust 2013-C14, Commercial Mortgage Pass-Through Certificates, Series 2013-C14

JPM2013-C15	JPMBB Commercial Mortgage Securities Trust 2013-C15, Commercial Mortgage Pass-Through Certificates, Series 2013-C15

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
JPM2013-C16	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C16, Commercial Mortgage Pass-Through Certificates, Series 2013-C16

JPM2014-C18	JPMBB Commercial Mortgage Securities Trust 2014-C18, Commercial Mortgage Pass-Through Certificates, Series 2014-C18

JPM2014-C19	JPMBB Commercial Mortgage Securities Trust 2014-C19, Commercial Mortgage Pass-Through Certificates, Series 2014-C19

JPM2014-C20	J.P. Morgan Chase Commercial Mortgage Securities Trust 2014-C20, Commercial Mortgage Pass-Through Certificates, Series 2014-C20

JPM2014-C21	JPMBB Commercial Mortgage Securities Trust 2014-C21, Commercial Mortgage Pass-Through Certificates, Series 2014-C21

JPM2014-C22	JPMBB Commercial Mortgage Securities Trust 2014-C22, Commercial Mortgage Pass-Through Certificates, Series 2014-C22

JPM2014-C23	JPMBB Commercial Mortgage Securities Trust 2014-C23, Commercial Mortgage Pass-Through Certificates, Series 2014-C23

JPM2014-C24	JPMBB Commercial Mortgage Securities Trust 2014-C24, Commercial Mortgage Pass-Through Certificates, Series 2014-C24

JPM2014-C26	JPMBB Commercial Mortgage Securities Trust 2014-C26, Commercial Mortgage Pass-Through Certificates, Series 2014-C26

JPM2015-C27	JPMBB Commercial Mortgage Securities Trust 2015-C27, Commercial Mortgage Pass-Through Certificates, Series 2015-C27

JPM2015-C28	JPMBB Commercial Mortgage Securities Trust 2015-C28, Commercial Mortgage Pass-Through Certificates, Series 2015-C28

JPM2015-C29	JPMBB Commercial Mortgage Securities Trust 2015-C29, Commercial Mortgage Pass-Through Certificates, Series 2015-C29

JPM2015-C30	JPMBB Commercial Mortgage Securities Trust 2015-C30, Commercial Mortgage Pass-Through Certificates, Series 2015-C30

JPM2015-C31	JPMBB Commercial Mortgage Securities Trust 2015-C31, Commercial Mortgage Pass-Through Certificates, Series 2015-C31

JPM2015-C32	JPMBB Commercial Mortgage Securities Trust 2015-C32, Commercial Mortgage Pass-Through Certificates, Series 2015-C32

JPM2015-C33	JPMBB Commercial Mortgage Securities Trust 2015-C33, Commercial Mortgage Pass-Through Certificates, Series 2015-C33

JPM2015-JP1	JPMCC Commercial Mortgage Securities Trust 2015-JP1, Commercial Mortgage Pass-Through Certificates, Series 2015-JP1

JPM2016-C1	JPMBB Commercial Mortgage Securities Trust 2016-C1 Commercial Mortgage Pass-Through Certificates Series 2016-C1

JPMB2014-C25	JPMBB Commercial Mortgage Securities Trust 2014-C25, Commercial Mortgage Pass-Through Certificates, Series 2014-C25

JPMC 12-CIBX	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX, Commercial Mortgage Pass-Through Certificates, Series 2012-CIBX

JPMC 12-LC9	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-LC9, Commercial Mortgage Pass-Through Certificates, Series 2012-LC9

JPMC 13-LC11	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-LC11, Commercial Mortgage Pass-Through Certificates, Series 2013-LC11

JPMC 2011-C5	J.P. Morgan Chase Commercial Mortgage Securities Trust 2011-C5, Commercial Mortgage Pass-Through Certificates, Series 2011-C5

JPMC 2012-C6	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C6, Commercial Mortgage Pass-Through Certificates, Series 2012-C6

JPMC 2012-C8	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C8, Commercial Mortgage Pass-Through Certificates, Series 2012-C8

JPMC 2013-C10	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C10, Commercial Mortgage Pass-Through Certificates, Series 2013-C10

JPMC2013-C17	JPMBB Commercial Mortgage Securities Trust 2013-C17, Commercial Mortgage Pass-Through Certificates, Series 2013-C17

JPMC2015-HGLR	Houston Galleria Mall Trust 2015-HGLR, Commercial Mortgage Securities Pass-Through Certificates, Series 2015-HGLR

JPMC2015-WPG	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-WPG

JPMC 2016-CSTL	Shops at Crystals Trust 2016-CSTL J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thru Certificates, Series 2016-CSTL

JPMC2016-HHV	Hilton USA Trust 2016-HHV Commercial Mortgage Pass-Through Certificates, Series 2016-HHV

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
JPMC2016-JP2	JPMCC Commercial Mortgage Securities Trust 2016-JP2 Commercial Mortgage Pass-Through Certificates Series 2016-JP2

JPMC2016-JP4	J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certficiates, Series 2016-JP4

JPMC2016-NINE	J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-NINE Commercial Mortgage Pass-Through Certificates, Series 2016-NINE

JPMC2016-PLSD	Palisades Center Trust 2016-PLSD Commercial Mortgage Pass-Through Certificates, Series 2016-PLSD

JPMCC2016-JP3	JPMCC Commercial Mortgage Securities Trust 2016-JP3 Commercial Mortgage Pass-Through Certificates, Series 2016-JP3

JPM CHAS 2004-CIBC10	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, 2004-CIBC10

JPM CHAS 2005-CIBC11	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-CIBC11

JPM CHAS 2005-CIBC13	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-CIBC13

JPM CHAS 2006-CIBC16	J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-CIBC16

JPM CHAS 2007-CIBC18	J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC18

JPM CHAS 2007-CIBC20	J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC20

JPM CHASE 2003-C1	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C1

JPM CHASE 2003-PM1	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-PM1

JPM CHASE 2004-C1	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C1

JPM CHASE 2004-C2	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C2

JPM CHASE 2004-C3	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C3

JPM CHASE 2004-CIBC8	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-CIBC8

JPM CHASE 2004-LN2	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-LN2

JPM CHASE 2005-LDP3	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-LDP3

JPM CHASE 2005-LDP4	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-LDP4

JPM CHASE 2006-LDP6	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-LDP6

JPM CHASE 2006-LDP9	J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP9

JPM CHASE 2007-C1	J.P. Morgan Chase Commercial Mortgage Securities Trust, 2007-C1 Commercial Pass-Through Certificates, Series 2007-C1

JPM CHASE 2007-LDP10	J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-LDP10

JPMDB2016-C2	JPMDB Commercial Mortgage Securities Trust 2016-C2 Commercial Mortgage Pass-Through Certificates, Series 2016-C2

JPMDB2016-C4	JPMDB Commercial Mortgage Securities Trust 2016-C4 Commercial Mortgage Pass-Through Certificates, Series 2016-C4

JP MORGAN 2001-C1	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-C1

JP MORGAN 2001-CIBC2	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CIBC2

JP MORGAN 2006-FL2	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-FL2

JP MORGAN 2007-FL1	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-FL1

LBC 1999-C01	LB Commercial Mortgage Trust 1999-C1, Commercial Mortgage Pass-Through Certificates, Series 1999-C1

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
LB-UBS 2004-C2	LB-UBS Commercial Mortgage Trust 2004-C2, Commercial Mortgage Pass-Through Certificates, Series 2004-C2

LB-UBS 2004-C4	LB-UBS Commercial Mortgage Trust 2004-C4, Commercial Mortgage Pass-Through Certificates, Series 2004-C4

MAD2015-11MD	MAD 2015-11MD Mortgage Trust, Commercial Mortgage Pass-Through Certificates

ML 2004-MKB1	Merrill Lynch Mortgage Investors, Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-MKB1

ML 2005-MCP1	Merrill Lynch Mortgage Investors, Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-MCP1

MLC 1998-C02	Merrill Lynch Mortgage Investors, Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-C2

MLC 1998-CTA	Merrill Lynch Mortgage Investors, Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-C1-CTL

ML-CFC 2006-3	ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mortgage Pass-Through Certificates, Series 2006-3

ML-CFC 2007-5	ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5

ML-CFC 2007-9	ML-CFC Commercial Mortgage Trust 2007-9, Commercial Mortgage Pass-Through Certificates, Series 2007-9

MLMT 2005-LC1	Merrill Lynch Mortgage Investors, Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-LC1

MLMT 2007-C1	Merrill Lynch Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1

MORGAN 2006-TOP21	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-TOP21

MS 2006-TOP23	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-TOP23

MS 2007-TOP25	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25

MS 2007-TOP27	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-TOP27

MSBAM 12-C6	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commercial Mortgage Pass-Through Certificates, Series 2012-C6

MSBAM 13-C8	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commercial Mortgage Pass-Through Certificates, Series 2013-C8

MSBAM 13-C9	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9, Commercial Mortgage Pass-Through Certificates, Series 2013-C9

MSBAM14-C19	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19, Commercial Mortgage Pass-Through Certificates, Series 2014-C19

MSBAM15-C23	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23, Commercial Mortgage Pass-Through Certificates, Series 2015-C23

MSBAM 2013-C10	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10, Commercial Mortgage Pass-Through Certificates, Series 2013-C10

MSBAM2013-C11	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11, Commercial Mortgage Pass-Through Certificates, Series 2013-C11

MSBAM2013-C12	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12, Commercial Mortgage Pass-Through Certificates, Series 2013-C12

MSBAM2013-C13	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13, Commercial Mortgage Pass-Through Certificates, Series 2013-C13

MSBAM2014-C14	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14, Commercial Mortgage Pass-Through Certificates, Series 2014-C14

MSBAM2014-C15	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15, Commercial Mortgage Pass-Through Certificates, Series 2014-C15

MSBAM2015-C20	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20, Commercial Mortgage Pass-Through Certificates, Series 2015-C20

MSBAM2015-C21	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21, Commercial Mortgage Pass-Through Certificates, Series 2015-C21

MSBAM2015-C22	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22, Commercial Mortgage Pass-Through Certificates, Series 2015-C22

MSBAM2015-C24	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24, Commercial Mortgage Pass-Through Certificates, Series 2015-C24

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
MSBAM2015-C26	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26, Commercial Mortgage Pass-Through Certificates, Series 2015-C26

MSBAM2015-C27	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C27, Commercial Mortgage Pass-Through Certificates, Series 2015-C27

MSBAM2016-C28	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28 Commercial Mortgage Pass-Through Certificates Series 2016-C28

MSBAM2016-C29	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29, Commercial Mortgage Pass-Through Certificates Series 2016-C29

MSBAM2016-C30	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C30 Commercial Mortgage Pass-Through Certificates, Series 2016-C30

MSBAM2016-C31	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31, Commercial Mortgage Pass-Through Certificates, Series 2016-C31

MSBAM2016-C32	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32 Commercial Mortgage Pass-Through Certificates, Series 2016-C32

MSC 2001-PPM	Morgan Stanley Dean Witter Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-PPM

MSC 2001-TOP3	Morgan Stanley Dean Witter Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-TOP3

MSC 2001-TOP5	Morgan Stanley Dean Witter Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-TOP5

MSC 2003-IQ4	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-IQ4

MSC 2003-IQ6	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-IQ6

MSC 2003-TOP11	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-TOP11

MSC 2003-TOP9	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-TOP9

MSC 2004-HQ4	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-HQ4

MSC 2004-IQ8	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-IQ8

MSC 2004-TOP13	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP13

MSC 2004-TOP15	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP15

MSC 2005-HQ5	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-HQ5

MSC 2005-HQ6	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-HQ6

MSC 2005-IQ10	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-IQ10

MSC 2005-TOP 17	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005 -TOP17

MSC 2005-TOP 19	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-TOP19

MSC 2006-HQ10	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-HQ10

MSC 2006-IQ12	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12

MSC 2007-HQ11	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-HQ11

MSC 2007-HQ13	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-HQ13

MSC2015-MS1	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-MS1

MSC2016-BNK2	MORGAN STANLEY CAPITAL I TRUST 2016-BNK2 Commercial Mortgage Pass Through Certificates, Series 2016-BNK2

MSCC 11-C3	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2011-C3

MSCC 12-C4	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
MSCFG2015-ALDR	MSCCG Trust 2015-ALDR Commercial Mortgage Pass-Through Certificates, Series 2015-ALDR

MSCI 2007-HQ12	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-HQ12

MSCI 2007-IQ15	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ15

MSCI 2007-IQ16	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ16

MSCI 2008-TOP29	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2008-TOP29

MSCI2015-UBS8	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS8

MSCI2016-PSQ	Morgan Stanley Capital I Trust 2016-PSQ Commercial Mortgage Pass-Through Certificates, Series 2016-PSQ

MSCI2016-UBS11	Morgan Stanley Capital I Trust 2016-UBS11, Commercial Mortgage Pass-Through Certificates Series 2016-UBS11

MSCI2016-UBS12	Morgan Stanley Capital I Trust 2016-UBS12, Commercial Mortgage Pass-Through Certificates Series 2016-UBS12

MSCI2016-UBS9	Morgan Stanley Capital I Trust 2016-UBS9 Commercial Mortgage Pass-Through Certificates, Series 2016-UBS9

MSMC 1998-WF2	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-WF2

MSMC 1999-FN1	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-FN1

MSMC 1999-WF1	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-WF1

PNC 2001-C1	PNC Mortgage Acceptance Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-C1

PSSFC 2003-PWR1	Prudential Securities Secured Financing Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-PWR1

RBSCF2013-GSP	RBS Commercial Funding Inc. 2013-GSP Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-GSP

SALOMON 00-C3	Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C3

SASCO TIAA 2007-C4	TIAA Seasoned Commercial Mortgage Trust 2007-C4, Commercial Mortgage Pass-Through Certificates, Series 2007-C4

SBMSVII 2000-C1	Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1

SBMSVII 2000-C2	Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C2

SGCMS2016-C5	SG Commercial Mortgage Securities LLC Commercial Mortgage Pass-Through Certificates, Series 2016-C5

VNDO TRUST 2016-350P	VNDO Trust 2016-350P Commercial Mortgage Pass Through Certificates, Series 2016 350P

WACHOVIA 2006-C23	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C23

WACHOVIA 2006-C25	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C25

WACHOVIA 2006-C26	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C26

WACHOVIA 2006-C27	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C27

WACHOVIA 2006-C28	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C28

WACHOVIA 2006-C29	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C29

WACHOVIA 2007-30	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-30

WACHOVIA 2007-C31	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C31

WACHOVIA 2007-C32	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C32

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
WACHOVIA 2007-C33	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C33

WACHOVIA 2007-C34	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C34

WACM 2003-C3	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-C3

WACM 2003-C5	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-C5

WACM 2003-C6	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-C6

WACM 2004-C10	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-C10

WACM 2004-C11	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-C11

WACM 2004-C15	Wachovia Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-C15

WACM 2005-C16	Wachovia Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-C16

WACM 2005-C17	Wachovia Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-C17

WACM 2005-C19	Wachovia Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-C19

WACM 2005-C21	Wachovia Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-C21

WACM 2005-C22	Wachovia Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-C22

WFCM 12-LC5	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-LC5

WFCM2014-LC16	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-LC16

WFCM2014-LC18	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-LC18

WFCM2015-C26	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C26

WFCM2015-C27	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C27

WFCM2015-C28	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C28

WFCM2015-C29	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C29

WFCM2015-C30	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C30

WFCM2015-C31	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C31

WFCM2015-LC20	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-LC20

WFCM2015-LC22	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-LC22

WFCM2015-NXS1	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS1

WFCM2015-NXS2	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS2

WFCM2015-NXS3	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS3

WFCM2015-NXS4	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS4

WFCM2015-P2	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-P2

WFCM 2015-SG1	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-SG1

WFCM2016-BNK1	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates Series 2016-BNK1

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
WFCM2016-C32	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2016-C32

WFCM2016-C33	Well Fargo Commercial Mortgage Trust 2016-C33, Commercial Mortgage Pass- Through Certificates, Series 2016-C33

WFCM2016-C34	Wells Fargo Commercial Mortgage Trust 2016-C34, Commercial Mortgage Pass-Through Certificates, Series 2016-C34

WFCM2016-C35	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass Through Certificates Series 2016-C35

WFCM2016-C36	Wells Fargo Commerical Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C36

WFCM2016-C37	Wells Fargo Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C37

WFCM2016-LC24	Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass-Through Certificates Series 2016-LC24

WFCM2016-LC25	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates Series 2016-LC25

WFCM2016-NXS5	Wells Fargo Commercial Mortgage Securities, INC., Commercial Mortgage Pass-Through Certificates, Series 2016-NXS5

WFCM2016-NXS6	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2016-NXS6

WFCMT 2013-LC12	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-LC12

WFRBS 11-C5	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2011-C5

WFRBS 12-C10	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C10

WFRBS 12-C6	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C6

WFRBS 12-C7	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C7

WFRBS 12-C8	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C8

WFRBS 12-C9	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C9

WFRBS 13-C11	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C11

WFRBS 13-C12	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C12

WFRBS 13-C13	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C13

WFRBS 13-C14	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C14

WFRBS2013-C15	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C15

WFRBS2013-C16	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C16

WFRBS2013-C17	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C17

WFRBS2013-C18	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C18

WFRBS2013-UBS1	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-UBS1

WFRBS2014-C19	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C19

WFRBS2014-C20	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C20

WFRBS2014-C21	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C21

WFRBS2014-C22	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C22

WFRBS2014-C23	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C23

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
WFRBS2014-C24	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C24

WFRBS2014-C25	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C25

WFRBS2014-LC14	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-LC14